Execution Draft
TERM SHEET
FOR
THE USE OF CASH COLLATERAL AND ADEQUATE PROTECTION
BY
OTTER TAIL AG ENTERPRISES, LLC,
AS DEBTOR IN POSSESSION,
IN ITS PROPOSED BANKRUPTCY CASE IN THE
UNITED STATES BANKRUPTCY COURT, DISTRICT OF MINNESOTA

Effective as of October 23, 2009

AGSTAR FINANCIAL SERVICES, PCA, as the cash collateral lender (the “Cash Collateral Lender”), and MMCDC New Markets Fund II, LLC (“NMF”) hereby provide OTTER TAIL AG ENTERPRISES, LLC, a Minnesota limited liability company (the “Debtor”), with the following proposal for the use of cash collateral and adequate protection during the Debtor’s proposed Chapter 11 case pursuant to the terms of a cash collateral stipulation which is consented to by NMF (the “Cash Collateral Stipulation”).

Reference is made herein to the following AgStar Loan Agreements (collectively, the “AgStar Loan Agreements”):

a.	Master Loan Agreement dated March 28, 2007;

b.	First Supplement to the Master Loan Agreement (Construction and Term Loan) dated as of March 28, 2007;

c.	Amended and Restated Master Loan Agreement dated as of June 23, 2008;

d.	Amended and Restated Second Supplement to the Master Loan Agreement (Term Revolving Loan) dated as of June 23, 2008; and

e.	Second Amended and Restated Third Supplement to the Master Loan Agreement (the “Revolving Line of Credit Loan”) dated as of June 23, 2008.

Reference is made herein to the following NMF Notes and Loan Agreements (collectively, the “NMF Loan Agreements”):

a.	Senior Loan Note dated March 30, 200;

b.	Subordinate Loan Note dated March 30, 2007;

c.	Construction and Term Loan Agreement dated March 30, 2007.

Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning ascribed to them in the AgStar Loan Agreements. Terms and conditions of the proposal are as follows:

Debtor:
Otter Tail Ag Enterprises, LLC, a Minnesota limited liability company, as Debtor in Possession in its proposed Chapter 11 case in the United States Bankruptcy Court, District of Minnesota (the “Debtor’s Chapter 11 Case”).

Cash Collateral Lender:	AgStar Financial Services, PCA.
Prepetition Lenders:	Collectively the Cash Collateral Lender and NMF.

Prepetition Loans:	Collectively, all amounts due the Prepetition Lenders under the AgStar Loan Agreements and the NMF Loan Agreements as of the Commencement Date.

Commencement Date:	The date the Interim Order is entered and becomes effective.
Cash Collateral:	As defined in § 363(a) of the Bankruptcy Code.

Purposes:
Cash Collateral may be used by the Debtor to fund the expenses set forth in the budget attached as Exhibit A (the “Budget”). After making the Re-margin Payment, to the extent there is, if any, excess cash generated above the Cash Beginning Balance, as determined under the reports required under the Interim Order, the Final Order, the Cash Collateral Stipulation or the other Cash Collateral Documents, that excess cash shall be paid to the Cash Collateral Lender to be applied to the reduction of the Revolving Line of Credit Loan.

Upon entry of the Interim Order approving the Cash Collateral Stipulation and the other Cash Collateral Documents (excluding the Final Order), each of which must be acceptable to the Cash Collateral Lender, and satisfaction of the conditions precedent to the Debtor’s use of Cash Collateral set forth in the Interim Order and the other Cash Collateral Documents (excluding the Final Order), the Cash Collateral Lender shall authorize the use of Cash Collateral for the purposes described in the Interim Order and the other Cash Collateral Documents (excluding the Final Order) and itemized in the Budget, subject to the terms and conditions set forth in the Interim Order and the other Cash Collateral Documents (excluding the Final Order).

Upon entry of the Final Order on or before November 30, 2009, approving the Cash Collateral Stipulation and other Cash Collateral Documents, each of which must be acceptable to the Cash Collateral Lender, and satisfaction of the conditions precedent to the Debtor’s use of Cash Collateral set forth in the Final Order, the Cash Collateral Stipulation and the other Cash Collateral Documents, the Cash Collateral Lender shall authorize the use of Cash Collateral for the purposes described in the Final Order, the Cash Collateral Stipulation and the other Cash Collateral Documents and itemized in the Budget, subject to the terms and conditions set forth in the Final Order and the other Cash Collateral Documents.

Nothing in the Interim Order, the Final Order, the Cash Collateral Stipulation or the other Cash Collateral Documents shall bind the Cash Collateral Lender to any Plan incorporating the terms set forth in the Cash Collateral Documents, without the prior express written consent of the Cash Collateral Lender.

Maturity Dates:
The Interim Order will mature on the earliest of (i) the entry of the Final Order, (ii) November 30, 2009, or (iii) such earlier date as is provided in the Interim Order or the other Cash Collateral Documents (excluding the Final Order) (the “Interim Cash Collateral Order Maturity Date”).

The Cash Collateral Stipulation will mature on (i) February 28, 2010, or (ii) such earlier date as is provided in the Final Order or the other Cash Collateral Documents (the “Cash Collateral Maturity Date”).

Conditions Precedent To Allowing the	•	Execution and delivery of the Cash Collateral Stipulation satisfactory to the Cash Collateral Lender;
Interim Use of Cash Collateral:	•
Execution and delivery of such other notes, mortgages, security agreements, control agreements, documents, and agreements as may be required by the Cash Collateral Lender satisfactory to the Cash Collateral Lender (together with the Cash Collateral Stipulation, the Interim Order and the Final Order, collectively the “Cash Collateral Documents”);

	•	Entry of the Interim Order;
	•	All other conditions precedent to allowing the interim use of Cash Collateral as set forth in the Interim Order and the other Cash Collateral Documents (excluding the Final Order); and
•
Debtor shall pay to the Cash Collateral Lender the amount necessary to reduce the Revolving Line of Credit to an amount no greater than 100% of the sum of the Debtor’s Eligible Accounts Receivable and Eligible Inventory (“the Re-Margin Payment”).

	•	Debtor shall pay all interest accrued at the contract rate, rather than the Default Rate, on the Prepetition Loans payable on or after October 1, 2009.

Conditions Precedent To Allowing the	•	Execution and delivery of the Cash Collateral Stipulation satisfactory to the Cash Collateral Lender;
Final Use of Cash	•	Entry of the Final Order; and
Collateral:	•	All other conditions precedent to allowing the use of Cash Collateral set forth in the Final Order, the Cash Collateral Stipulation and the other Cash Collateral Documents.

Postpetition Security Interest:
The Debtor shall grant to the Cash Collateral Lender a first priority perfected Security Interest in all of the real and personal property of the Debtor, whether now owned or hereafter acquired (collectively, the “Collateral”), including any Collateral acquired by the Debtor after the commencement of the Debtor’s Chapter 11 Case, as such property is more fully described in the AgStar Loan Agreements, which security interest shall have the same priority, dignity and effect as the prepetition security interests, without any requirement for the execution, delivery, recording or filing of any security agreement, mortgage, deed of trust, control agreement, financing statement or similar document, instrument or agreement covering such Collateral; provided, however, that the Security Interests granted to the Cash Collateral Lender under the Interim Order, the Final Order or the other Cash Collateral Documents shall not extend to causes of action under Chapter 5 of the Bankruptcy Code or the proceeds thereof.

During the term of the Cash Collateral Stipulation, Debtor shall not grant or permit any Security Interest in the Collateral to any other Person, other than certain permitted liens agreed to by the Cash Collateral Lender (the “Permitted Liens”).

Administrative Expense Claims:	The Cash Collateral Lender shall have all administrative expense priorities allowed under Title 11 of the United States Code (the “Bankruptcy Code”).

Interest Rate:	Interest shall accrue on the Prepetition Loans at the Default Rate provided by the AgStar Loan Agreements and the NMF Loan Agreements.

Interest shall be calculated in the manner set forth in the AgStar Loan Agreements and the NMF Loan Agreements.

Adequate Protection and Interest Payments:	The Debtor shall provide to the Prepetition Lenders the following as and for adequate protection during the term of the Cash Collateral Stipulation:

•
Accrued interest at the contract rate, rather than the Default Rate, on the Prepetition Loans shall be paid by the Debtor to the Prepetition Lenders on the first day of each month, beginning on October 1, 2009, and monthly thereafter, through the Cash Collateral Maturity Date, to the Prepetition Lenders; provided, however, that the rights of all interested parties to later assert that the Adequate Protection Payments should be re-allocated to principal in accordance with § 506 of the Bankruptcy Code are preserved.

•
Debtor shall maintain a minimum cash balance at all times through the Cash Collateral Maturity Date of $2,000,000, measured as of the close of business each Friday and included in the financial reports required herein.

• Provide the Prepetition Lenders with the financial and operating reports set forth herein.

•
The Debtor shall pay all real estate taxes and assessments on all of the Collateral which become due and payable after the commencement of the Debtor’s Chapter 11 Case, including the October 15, 2009, real estate taxes.

• The Debtor shall maintain all of the Collateral and shall provide proof of insurance as required by the AgStar Loan Agreements and the NMF Loan Agreements to the Prepetition Lenders.

Reports:	So long as the Debtor is utilizing Cash Collateral, the Debtor shall, unless the Cash Collateral Lender shall otherwise consent in advance in writing:

	•	Provide the Cash Collateral Lender with all reports required to be delivered by the Debtor under Section 5.01(c) of the Master Loan Agreement.
	•	Provide the Cash Collateral Lender with all reports filed with the United States Trustee in the Debtor’s Chapter 11 Case;
•
By 5:00 p.m. (Central Time) on Thursday of each week, provide the Cash Collateral Lender a weekly report comparing on a line item basis budgeted amounts, as itemized in the Budget, to actual amounts disbursed during the preceding week; and

	•	By 5:00 p.m. (Central Time) on Thursday of each week, provide the Cash Collateral Lender a weekly report itemizing all expenditures during the preceding week for each of the following:

	•	Corn;
	•	Denaturant;
	•	Chemicals;
	•	Natural gas;
	•	Electricity;
	•	Water;
	•	Transportation;
	•	Rail car lease payments;
	•	Fixed and variable terminal fees;
	•	Plant overhead (non-labor);
	•	Payroll;
	•	Excise and sales taxes remitted;
	•	Insurance;
	•	Severance; and
	•	All other expenses.

•
By 5:00 p.m. (Central Time) on Thursday of each week, provide the Cash Collateral Lender its certification of the ledger balance of all deposit accounts of the Debtor as of the close of business on the immediately preceding Friday.

Plan of Reorganization:	The Debtor shall file a plan of reorganization (the “Plan”), acceptable to the Prepetition Lenders, on or before the Cash Collateral Maturity Date.

At a minimum, the Plan shall not be deemed acceptable to the Prepetition Lenders unless:

• The Plan provides for and treats the Prepetition Lenders as fully secured creditors.

• The Plan provides that the Project will be free from any and all subordinate mortgages, liens, and encumbrances, including any lessor’s interests, except as may be accepted by the Prepetition Lenders.
Equity Commitments:
The Debtor shall obtain subscription letters, acceptable to the Prepetition Lenders, in an amount not less than $6,000,000.00 on or before January 15, 2010. The Debtor shall obtain subscription letters, acceptable to the Prepetition Lenders, in an amount not less than $10,000,000 on or before February 28, 2010.

Sale of Ethanol Facility:
If no Plan acceptable to the Prepetition Lenders is filed by the Cash Collateral Maturity Date, the Debtor shall file, within ten (10) Business Days thereafter, a motion to sell the Debtor’s assets, including the ethanol production facility, free and clear of interests, liens, encumbrances and claims pursuant to Bankruptcy Code § 363(b) and (f). Such motion must be accompanied by sales procedures acceptable to the Prepetition Lenders, including that any such sale shall close not later than April 1, 2010.

Within ten (10) Business Days of filing such motion, the Debtor shall engage a financial advisor reasonably acceptable to the Prepetition Lenders to manage the sale of the ethanol facility.

Events of Default:	The occurrence of any of the following shall constitute an Event of Default under the Cash Collateral Documents:

•
Failure to comply with the terms and conditions set forth in the Interim Order, the Final Order, the Cash Collateral Stipulation, the other Cash Collateral Documents, and the AgStar Loan Agreements (except those Events of Default set forth in Section 6.01(g) of the Master Loan Agreement which constitutes one of the AgStar Loan Agreements and except for any Event of Default arising as a result of the filing or the pendency of the Debtor’s Chapter 11 Case);

	•	If required under the Sale of Ethanol Facility provision, failure to retain and employ a Financial Advisor acceptable to the Prepetition Lenders to manage the sale of the ethanol facility;
	•	Failure to deliver the weekly report comparing on a line item basis budgeted amounts, as itemized in the Budget, to actual amounts disbursed;
•
Failure to maintain the $2,000,000 cash floor, measured as of the close of business each Friday and included in the financial reports required herein, subject to a cure period of five (5) business days;

•
The Debtor’s actual weekly disbursements, on a line item basis, are more than ten percent (10%) in excess of the budgeted amounts, as itemized in the Budget, excluding input commodities such as corn, natural gas, electricity and other chemicals used for the production of ethanol;

•
Debtor shall not contract to purchase input commodities such as corn, natural gas, electricity and other chemicals used for the production of ethanol for prices 10% or more above fair market prices without the consent of the Prepetition Lenders. Consent shall not be unreasonably withheld;

	•	Failure to deliver any other reports required under the Cash Collateral Documents;
	•	The Debtor rejects any long term ethanol or DDG marketing agreement, and fails to replace such agreement with a similar agreement acceptable to the Cash Collateral Lender;
	•	On or before November 30, 2009, a Final Order acceptable to the Cash Collateral Lender has not been entered;
	•	The appointment of a trustee or an examiner with expanded powers in the Debtor’s Chapter 11 Case;
•
The Debtor seeks an order dismissing the Debtor’s Chapter 11 Case without the consent of the Cash Collateral Lender prior to the indefeasible payment in full in cash of all obligations and indebtedness owing to the Prepetition Lenders;

	•	The Debtor’s Chapter 11 Case is dismissed or converted to a case under Chapter 7 of the Bankruptcy Code; and
	•	Such other Events of Default as are set forth in the Interim Order, the Final Order or the other Cash Collateral Documents.

Remedies:	Upon the occurrence of an Event of Default, as defined in the Interim Order, the Final Order, the Cash Collateral Stipulation or the other Cash Collateral Documents:

	•	The Cash Collateral Lender shall be entitled to exercise all of the remedies set forth in the Interim Order, the Final Order, Cash Collateral Stipulation and the other Cash Collateral Documents;
	•	Immediately upon written notice from the Cash Collateral Lender, the Debtor shall no longer be authorized to use Cash Collateral; and
•
The Prepetition Lenders, or either of them individually, shall be authorized to file a motion seeking relief from the automatic stay and/or any and all other remedies permitted under the Bankruptcy Code.

Financial Affairs:
The Cash Collateral Lender shall be authorized to discuss the Debtor’s financial affairs with any potential investor identified to the Cash Collateral Lender in writing by the Debtor, provided, however, the Cash Collateral Lender shall not attempt to negotiate a sale of the Plant prior to the filing of the Debtor’s motion to sell the plant pursuant to the Final Order.

Limited Carve-Out
The Cash Collateral Lender’s Postpetition Security Interest shall be subject to payment of the Limited Carve-Out not to exceed $75,000 (the “Limited Carve-Out”). The Limited Carve-Out may only be used for the payment of the allowed fees and expenses of the U.S. Trustee’s office and professionals retained pursuant to Bankruptcy Code § 327 or 1103(a) by the Debtor or any statutory committee appointed in this Case (collectively “Professionals”).

Prior to the Carve-Out Date, to the extent detailed in the Budget and subject to the entry of an appropriate order of the Bankruptcy Court, the Debtor shall be entitled to use the Cash Collateral to pay the allowed fees and expenses of Professionals, except to the extent such fees and expenses are incurred in prosecuting claims against the Prepetition Lenders or any in seeking to invalidate, challenge, dispute, avoid, subordinate, hinder, delay or otherwise attempt to prevent the enforcement by the Prepetition Lenders of its claims or liens or realization upon the Collateral.

The Limited Carve-Out shall not be reduced by the amount of allowed fees and expenses accrued, incurred, awarded or paid to Professionals prior to the occurrence of the Carve-Out Date.

On the date earlier of (i) the Debtor’s receipt of written notice of an Event of Default from the Cash Collateral Lender withdrawing the authorization to use the Cash Collateral or (ii) within ten days of the Cash Collateral Maturity Date if no acceptable Plan has been filed and no sales motion has been filed (the “Carve-Out Date”), any amounts subsequently paid to Professionals by any means will reduce the Limited-Carve Out on a dollar-for-dollar basis.

Expenses:
The claims of the Prepetition Lenders shall include the reasonable prepetition and postpetition costs and expenses of the Prepetition Lenders, including, without limitation, all legal fees, consultant fees, appraisal fees, financial advisor fees, and other similar fees, and all such fees and expenses incurred in connection with the pre-petition negotiations with Debtor, the negotiation and preparation of the Cash Collateral Documents and in the handling of all matters in this bankruptcy proceeding and any subsequent Chapter 11 or Chapter 7 proceedings, including, without limitation, the attorneys’ fees in any way arising from or in connection with any action taken by the Prepetition Lenders to monitor, advise, enforce or collect the Prepetition Obligations, or any other document or agreement arising from or relating to the relationship between Debtor and the Prepetition Lenders.

The Debtor shall reimburse the Prepetition Lenders for all such reasonable pre- and postpetition costs and expenses described above to the extent allowed in the Budget.

If not acted on, these terms will expire on October 23, 2009, at 5:00 p.m. (CST). Please return a signed copy of this letter to evidence your acceptance of the terms and conditions contained in this Term Sheet.

Sincerely,

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Ron Monson
By:	Ron Monson
Its:	VP

SIGNATURE PAGE TO
TERM SHEET
FOR
THE USE OF CASH COLLATERAL AND ADEQUATE PROTECTION
BY
OTTER TAIL AG ENTERPRISES, LLC,
AS DEBTOR IN POSSESSION,
IN ITS PROPOSED BANKRUPTCY CASE IN THE
UNITED STATES BANKRUPTCY COURT, DISTRICT OF MINNESOTA

This Term Sheet is accepted this 21st day of October 2009.

DEBTOR:

OTTER TAIL AG ENTERPRISES, LLC,
a Minnesota limited liability company

By	/s/ ANTHONY J. HICKS
	Name:	ANTHONY J. HICKS
	Title:	CEO

EXHIBIT A

BUDGET

See attached

Otter Tail Ag Enterprises, LLC
Weekly Cash-flow Statement
ACTUALS

Week Ending:	4-Sep	11-Sep	18-Sep	25-Sep	2-Oct	9-Oct	16-Oct	23-Oct	30-Oct	6-Nov	13-Nov	20-Nov	27-Nov
Working Days	7	6	7	7	5	7	7	7	7	6	7	7	7
Opening Balance	2,493,409	2,482,027	2,417,157	3,001,722	3,308,479	3,781,074	3,552,985	4,476,349	4,736,368	4,614,787	3,765,930	4,723,557	4,769,501
Wires/ACH in
RPMG	1,491,654	1,258,099	2,007,263	1,474,239	1,455,103	1,394,811	2,292,964	1,825,902	1,718,640	1,515,933	2,490,271	1,768,588	1,768,588
CHS	130,831	170,919	190,052	221,411	176,144	239,073	244,027	291,283	197,839	197,839	230,812	230,812	230,812
Wet Cake	10,026	19,067	20,771	9,898	17,322	11,520	10,178	12,826	27,529	29,495	34,411	34,411	34,411
Other Checks in	1,155	1,684	366	75	321	1,030	3,265	468
Sub Total	4,127,075	3,931,796	4,635,609	4,707,346	4,957,369	5,427,508	6,103,420	6,606,829	6,680,375	6,358,053	6,521,424	6,757,368	6,803,312
Denaturant	32,222		63,105	32,146	32,047	48,851	30,704	65,880	39,100	41,003	47,836	47,836	47,836
Chemicals/ingredients	63,820	179,186	23,694	33,919	37,079	22,631	166,187	109,822	72,695	72,695	72,695	72,695	72,695
Electricity		147,664		100,663		300,289		92,682		100,000		100,000
Payroll/Benefits	1,970	100,000	13,413	56,743	55,755	9,819	55,331	19,503		90,000		90,000
Natural Gas	119,291	119,291	143,024	15,525	120,449	151,263	151,263	187,434	147,272	173,545	173,545	173,545	173,545
Corn payments	1,330,000	940,000	1,270,000	1,130,000	885,000	1,240,000	1,095,000	1,250,000	1,483,790	1,271,820	1,483,790	1,483,790	1,483,790
Insurance/Taxes					25,393	36,283	1,440		25,393
R&M/Supplies	84,586	19,114	43,615	21,542	1,971	16,108	45,900	53,817	15,000	15,000	15,000	15,000	15,000
Marketing/Fillng fees									48,112	3,500			41,432
Professional fees		2,411	22,787	8,129	14,000	1,778	76,387	89,511	41,000	94,000	0	0	71,000
Interest/BB paydown									174,455	653,618			174,455
Consultant										30,000
Leases/Rental		4,456	48,767		3,472	41,943			10,272	41,943	0	0	13,272
Miscellaneous	13,159	2,517	5,482	200	1,130	5,558	4,858	1,812	8,500	5,000	5,000	5,000	5,000
Sub Total	1,645,048	1,514,639	1,633,887	1,398,866	1,176,295	1,874,523	1,627,070	1,870,461	2,065,588	2,592,123	1,797,866	1,987,866	2,098,024
End Balance	2,482,027	2,417,157	3,001,722	3,308,479	3,781,074	3,552,985	4,476,349	4,736,368	4,614,787	3,765,930	4,723,557	4,769,501	4,705,288
Weekly Cash Position	-11,382	-64,870	584,565	306,757	472,595	-228,089	923,364	260,019	-121,581	-848,857	957,627	45,944	-64,214
Average $/bu	$3.34	$2.90	$3.08	$2.86	$3.28	$3.31	$3.53	$3.85	$3.85	$3.85	$3.85	$3.85	$3.85
Total Bushels	398,442	324,013	412,537	394,763	269,748	374,599	310,105	385,000	385,000	330,000	385,000	385,000	385,000
Gallons per bushel	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79
Number of Etoh gallons	1,111,653	903,996	1,150,978	1,101,389	752,597	1,045,131	865,192	1,074,150	1,074,150	920,700	1,074,150	1,074,150	1,074,150
Ethanol price per gallon	$1.57	$1.57	$1.57	$1.57	$1.75	$1.75	$1.75	$1.75	$1.75	$1.78	$1.78	$1.78	$1.78
Advance Rate					$1.60	$1.60	$1.60	$1.60	$1.60	$1.65	$1.65	$1.65	$1.65
RPMG Proj/CBOT					$1.87	$1.87	$1.87	$1.87	$1.87	$1.90	$1.90	$1.90	$1.90
Basis					$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)
Natural gas	$4.27	$4.27	$4.27	$4.27	$4.49	$4.49	$4.49	$4.49	$4.49	$5.29	$5.29	$5.29	$5.29
Transportation					$0.51	$0.51	$0.51	$0.51	$0.51	$0.51	$0.51	$0.51	$0.51
NYMEX					$3.98	$3.98	$3.98	$3.98	$3.98	$4.78	$4.78	$4.78	$4.78
Natural Gas (use)					32,800	32,800	32,800	32,800	32,800	32,800	32,800	32,800	32,800
DDGS (tons)				11,553	1,678	2,331	1,930	2,396	2,396	2,053	2,396	2,396	2,396
DDGS $/ton				$70.31	$70.30	$70.93	$75.67	$82.59	$82.59	$96.35	$96.35	$96.35	$96.35
% of Corn					60%	60%	60%	60%	60%	70%	70%	70%	70%
Ton of corn					$117	$118	$126	$138	$138	$138	$138	$138	$138
WDGS $/ton	$-	$-	$-	$21.27	$23.43	$23.64	$25.22	$27.53	$27.53	$34.41	$34.41	$34.41	$34.41
% of Corn					20%	20%	20%	20%	20%	25%	25%	25%	25%
WDGS (tons)				3,501	714	1,000	1,000	1,000	1,000	857	1,000	1,000	1,000

Week Ending:	4-Dec	11-Dec	18-Dec	25-Dec	1-Jan	8-Jan	15-Jan	22-Jan	29-Jan	5-Feb	12-Feb	19-Feb	26-Feb
Working Days	7	6	7	7	6	7	7	7	6	7	7	7	6	Total's
Opening Balance	4,705,288	4,518,753	4,600,130	5,107,648	4,967,324	4,640,969	4,697,463	5,098,112	5,147,805	4,622,885	4,609,515	4,403,343	4,985,616
Wires/ACH in													520,483	$520,483.22
RPMG	1,707,979	1,463,982	2,261,090	1,707,979	1,430,768	1,669,229	2,203,385	1,669,229	1,430,768	1,664,261	1,664,261	2,302,306	1,426,510	$45,063,800.82
CHS	230,812	197,839	230,812	238,118	204,101	238,118	238,118	238,118	204,101	238,118	238,118	238,118	204,101	$5,690,446.60
Wet Cake	34,411	29,495	34,411	35,500	30,429	35,500	35,500	35,500	30,429	35,500	35,500	35,500	30,429	$709,966.35
Other Checks in														$8,364.69
Sub Total	6,678,489	6,210,069	7,126,442	7,089,246	6,632,622	6,583,817	7,174,466	7,040,959	6,813,103	6,560,765	6,547,394	6,979,268	7,167,139	$51,993,061.68
Denaturant	48,194	41,309	48,194	48,194	41,784	48,748	48,748	48,748	41,784	49,301	49,301	49,301	42,258	$1,134,429.98
Chemicals/ ingredients	72,695	72,695	72,695	72,695	72,695	72,695	72,695	72,695	72,695	72,695	72,695	72,695	72,695	$1,944,847.63
Electricity	100,000		100,000		100,000		100,000		100,000		100,000		100,000	$1,541,297.60
Payroll/Benefits	90,000		90,000		90,000		90,000		90,000		90,000		90,000	$1,122,533.53
Natural Gas	204,114	204,114	204,114	204,114	214,151	214,151	214,151	214,151	214,151	248,493	281,293	314,093	346,893	$4,926,975.94
Corn payments	1,483,790	1,271,820	1,483,790	1,530,760	1,312,080	1,530,760	1,530,760	1,530,760	1,312,080	1,530,760	1,530,760	1,530,760	1,312,080	$35,237,940.00
Insurance/Taxes														$88,508.16
R&M/Supplies	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,001	15,002	15,003	15,004	$556,663.48
Marketing/Fillng fees				41,432					50,639				50,639	$235,752.21
Professional fees	69,000	0	0	20,000	69,000	0	0	0	69,000	0	0	0	69,000	$717,003.47
Interest/BB paydown				174,455					174,455				174,455	$1,525,891.09
Consultant	30,000				30,000					30,000				$120,000.00
Leases/Rental	41,943	0	0	10,272	41,943	0	0	6,800	45,415	0	0	6,800	3,472	$320,767.41
Miscellaneous	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	$128,215.99
Sub Total	2,159,737	1,609,939	2,018,794	2,121,921	1,991,653	1,886,354	2,076,354	1,893,154	2,190,218	1,951,250	2,144,051	1,993,652	2,281,495	$49,600,826.48
End Balance	4,518,753	4,600,130	5,107,648	4,967,324	4,640,969	4,697,463	5,098,112	5,147,805	4,622,885	4,609,515	4,403,343	4,985,616	4,885,644	$4,885,644.20
Weekly Cash Position	-186,535	81,377	507,519	-140,324	-326,355	56,494	400,649	49,694	-524,920	-13,370	-206,171	582,273	-99,972
Average $/bu	$3.85	$3.85	$3.85	$3.98	$3.98	$3.98	$3.98	$3.98	$3.98	$3.98	$3.98	$3.98	$3.98	$3.70
Total Bushels	385,000	330,000	385,000	385,000	330,000	385,000	385,000	385,000	330,000	385,000	385,000	385,000	330,000	9,524,207
Gallons per bushel	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79	2.79
Number of Etoh gallons	1,074,150	920,700	1,074,150	1,074,150	920,700	1,074,150	1,074,150	1,074,150	920,700	1,074,150	1,074,150	1,074,150	920,700
Ethanol price per gallon	$1.72	$1.72	$1.72	$1.72	$1.68	$1.68	$1.68	$1.68	$1.68	$1.68	$1.68	$1.68	$1.68
Advance Rate	$1.59	$1.59	$1.59	$1.59	$1.55	$1.55	$1.55	$1.55	$1.55	$1.55	$1.55	$1.55	$1.55
RPMG Proj/CBOT	$1.84	$1.84	$1.84	$1.84	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
Basis	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)
Natural gas	$6.22	$6.22	$6.22	$6.22	$6.53	$6.53	$6.53	$6.53	$6.53	$7.58	$8.58	$9.58	$10.58
Transportation	$0.51	$0.51	$0.51	$0.51	$0.51	$0.51	$0.51	$0.51	$0.51	$1.51	$2.51	$3.51	$4.51
NYMEX	$5.71	$5.71	$5.71	$5.71	$6.02	$6.02	$6.02	$6.02	$6.02	$6.07	$6.07	$6.07	$6.07
Natural Gas (use)	32,800	32,800	32,800	32,800	32,800	32,800	32,800	32,800	32,800	32,800	32,800	32,800	32,800
DDGS (tons)	2,396	2,053	2,396	2,396	2,053	2,396	2,396	2,396	2,053	2,396	2,396	2,396	2,053
DDGS $/ton	$96.35	$96.35	$96.35	$99.40	$99.40	$99.40	$99.40	$99.40	$99.40	$99.40	$99.40	$99.40	$99.40
% of Corn	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%
Ton of corn	$138	$138	$138	$142	$142	$142	$142	$142	$142	$142	$142	$142	$142
WDGS $/ton	$34.41	$34.41	$34.41	$35.50	$35.50	$35.50	$35.50	$35.50	$35.50	$35.50	$35.50	$35.50	$35.50
% of Corn	25%	25%	25%	25%	25%	25%	25%	25%	25%	25%	25%	25%	25%
WDGS (tons)	1,000	857	1,000	1,000	857	1,000	1,000	1,000	857	1,000	1,000	1,000	857

Otter Tail Ag Enterprises, LLC
Monthly Cash-flow Statement
	September	October	November	December	January	February
Working Days	27	33	27	27	33	27	Total's
Opening Balance	2,493,409	3,308,479	4,614,787	4,705,288	4,967,324	4,622,885
Wires/ACH in		0	0		0	520,483	$520,483.22
RPMG	6,231,255	8,687,420	7,543,380	7,141,030	8,403,379	7,057,338	$45,063,800.82
CHS	713,213	1,148,366	890,274	897,580	1,122,557	918,456	$5,690,446.60
Wet Cake	59,762	79,375	132,727	133,816	167,357	136,929	$709,966.35
Other Checks in	3,280	5,085	0	0	0	0	$8,364.69
Sub Total	9,500,920	13,228,724	13,181,168	12,877,714	14,660,617	13,256,091	$51,993,061.68
Denaturant	127,473	216,582	184,512	185,892	229,810	190,161	$1,134,429.98
Chemicals/ingredients	300,619	408,414	290,780	290,780	363,475	290,780	$1,944,847.63
Electricity	248,327	392,971	200,000	200,000	300,000	200,000	$1,541,297.60
Payroll/Benefits	172,126	140,408	180,000	180,000	270,000	180,000	$1,122,533.53
Natural Gas	397,131	757,681	694,179	816,458	1,070,756	1,190,771	$4,926,975.94
Corn payments	4,670,000	5,953,790	5,723,190	5,770,160	7,216,440	5,904,360	$35,237,940.00
Insurance/Taxes	0	88,508	0	0	0	0	$88,508.16
R&M/Supplies	168,857	132,796	60,000	60,000	75,000	60,010	$556,663.48
Marketing/Filing fees	0	48,112	44,932	41,432	50,639	50,639	$235,752.21
Professional fees	33,327	222,677	165,000	89,000	138,000	69,000	$717,003.47
Interest/BB paydown	0	174,455	828,073	174,455	174,455	174,455	$1,525,891.09
Consultant	0	0	30,000	30,000	30,000	30,000	$120,000.00
Leases/Rental	53,223	55,686	55,215	52,215	94,158	10,272	$320,767.41
Miscellaneous	21,358	21,858	20,000	20,000	25,000	20,000	$128,215.99
Sub Total	6,192,440	8,613,937	8,475,880	7,910,390	10,037,732	8,370,447	$49,600,826.48
End Balance	3,308,479	4,614,787	4,705,288	4,967,324	4,622,885	4,885,644	$4,885,644.20
Monthly Cash Position	815,070	1,306,308	90,501	262,036	-344,439	262,759
Average $/bu	$3.05	$3.45	$3.85	$3.89	$3.98	$3.98	$3.70
Total Bushels	1,529,755	1,724,452	1,485,000	1,485,000	1,815,000	1,485,000	9,524,207
Gallons per bushel	2.79	2.79	2.79	2.79	2.79	2.79
Number of Etoh gallons	4,268,016	4,811,221	4,143,150	4,143,150	5,063,850	4,143,150
Ethanol price per gallon	$1.57	$1.75	$1.78	$1.72	$1.68	$1.68
RPMG Proj/CBOT		$1.87	$1.90	$1.84	$1.80	$1.80
Basis		$(0.12)	$(0.12)	$(0.12)	$(0.12)	$(0.12)
Natural gas	$4.40	$4.49	$5.29	$6.22	$6.22	$7.58
Transportation		$0.51	$0.51	$0.51	$0.51	$1.51
NYMEX		$3.98	$4.78	$5.71	$6.02	$6.07
Natural Gas (use)	-	32,800	32,800	32,800	32,800	32,800
DDGS (tons)	9,518	10,730	9,240	9,240	11,293	9,240
DDGS $/ton	$-	$73.98	$96.35	$97.14	$99.40	$99.40
% of Corn		60%	70%	70%	70%	70%
Ton of corn	$109	$123	$138	$139	$142	$142
WDGS $/ton	$-	$24.66	$34.41	$34.69	$35.50	$35.50
% of Corn		20%	25%	25%	25%	25%
WDGS (tons)	3,857	4,714	3,857	3,857	4,714	3,857